UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2019

Montage Resources Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36511	46-4812998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 West John Carpenter Freeway, Suite 300 Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 444-1647

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	MR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01Entry into a Material Definitive Agreement.

On November 11, 2019, Montage Resources Corporation (the “Company”) entered into the Second Amendment to Third Amended and Restated Credit Agreement (the “Amendment”) with Bank of Montreal, as administrative agent (the “Administrative Agent”), and each of the lenders party thereto.

The Amendment amends the Third Amended and Restated Credit Agreement, dated as of February 28, 2019 (the “Credit Agreement”), by and among the Company, the Administrative Agent and the lenders party thereto, to (a) provide that the Company may, under certain circumstances, voluntarily repurchase, prepay or otherwise redeem the Company’s outstanding 8.875% senior unsecured notes due 2023 and any Permitted Refinancing Debt thereof (as such term is defined in the Credit Agreement), provided that the aggregate amount spent for such repurchase, prepayment or redemption since November 11, 2019 does not exceed $50,000,000; and (b) reduce the ratio of Consolidated Total Funded Net Debt to EBITDAX that the Company is required to maintain in order to make certain Restricted Payments (as such terms are defined in the Credit Agreement) from 3:1 to 2.75:1.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
10.1

Second Amendment to Third Amended and Restated Credit Agreement, dated as of November 11, 2019, by and among Montage Resources Corporation, as borrower, Bank of Montreal, as administrative agent, and each of the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAGE RESOURCES CORPORATION

Date: November 15, 2019	By:	/s/ Paul M. Johnston
	Name:	Paul M. Johnston
	Title:	Executive Vice President, General Counsel and Corporate Secretary